Provisions - Provisions for pensions and similar obligations - Actuarial assumptions (Details) - Defined benefit plans	Dec. 31, 2019	Dec. 31, 2018
Actuarial assumptions
Annual discount rate	7.30%	9.50%
Expected return on plan assets	7.30%	9.50%
Cumulative annual INPC growth	3.50%	3.50%
Annual salary increase rate	4.50%	4.50%
Annual minimum salary increase rate	4.00%	3.50%
Medical cost trend rates	5.00%	5.00%